UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 24, 2005

CURTISS-WRIGHT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-134	13-0612970
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Becker Farm Road Roseland, New Jersey		07068
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (973) 597-4700 ____________________________ Not applicable (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On November 21, 2000 (the “Record Date”), the Company paid a dividend to its stockholders of one preferred stock purchase right (a “Class A Right”) for each share of common stock, par value $1.00 per share (the “Original Common Stock”), of the Company outstanding as of the close of business on the Record Date, each Class A Right representing the right to purchase one one-thousandth (subject to adjustment) of a share of Series A Participating Preferred Stock, par value $.01 per share (the “Original Series A Preferred Stock”), of the Company at a price of $235 per one one-thousandth of a share of Series A Preferred Stock, subject to adjustment.

On November 29, 2001 (the “Recapitalization Date”), in connection with the issuance of Class B common stock, par value $1.00 per share (the “Class B Common Stock”), of the Company pursuant to the Second Amended and Restated Agreement and Plan of Merger, dated as of August 17, 2001 (the “2001 Merger Agreement”), by and among the Company, Unitrin, Inc. and CW Disposition Company, the Company issued one preferred stock purchase right (a “Class B Right”) with each share of Class B Common Stock issued pursuant to the 2001 Merger Agreement, each Class B Right representing the right to purchase one one-thousandth (subject to adjustment) of a share of Series B Preferred Stock, par value $.01 per share (the “Series B Preferred Stock”), of the Company at a price of $235 per one one-thousandth of a share of Series B Preferred Stock, subject to adjustment.

On December 17, 2003, the Company paid a dividend to its stockholders of one share of Original Common Stock and one share of Class B Common Stock for each share of Original Common Stock and each share of Class B Common Stock, respectively, outstanding as of the close of business on December 5, 2003, and the number of Class A Rights associated with each share of Original Common Stock then outstanding and the number of Class B Rights associated with each share of Class B Common Stock then outstanding, or issued or delivered thereafter, was proportionately adjusted pursuant to the Amended and Restated Rights Agreement, dated as of November 6, 2000, as amended and restated as of November 20, 2001, as further amended as of February 1, 2002 (the “Original Rights Agreement”), between the Company and American Stock Transfer & Trust Company, a New York corporation, as successor to Mellon Investor Services LLC, a New Jersey limited liability company (f/k/a ChaseMellon Shareholder Services, L.L.C.), as Rights Agent, such that one-half of one Class A Right was associated with each share of Original Common Stock and one-half of one Class B Right was associated with each share of Class B Common Stock.

On February 1, 2005, the Company entered into an Agreement and Plan of Merger and Recapitalization (the “Merger Agreement”), between the Company and CW Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”). On May 24, 2005, pursuant to the terms of the Merger Agreement, (i) Merger Sub merged with and into the Company (the “Merger”) upon the filing of a certificate of merger relating to the Merger with the Secretary of State of the State of Delaware (the “Effective Time”) and (ii) as of the Effective Time all the issued and outstanding shares of Original Common Stock and Class B Common Stock were converted into shares of Common Stock, par value $1.00 per share (the “Common Stock”), of the Company.

In connection with the issuance as of the Effective Time of the Common Stock, the Company entered into the Second Amended and Restated Rights Agreement, dated as of May 24, 2005 (the “Second Amended and Restated Rights Agreement”), between the Company and American Stock Transfer & Trust Company, as Rights Agent, pursuant to which, as of the Effective Time, (i) the existing Class A Rights and Class B Rights (or one-half rights) associated with each share of Original Common Stock and Class B Common Stock of the Company expired and (ii) the Company issued one-half of one preferred stock purchase right (a “Right”) with each share of Common Stock of the Company issued in the Merger, each Right entitling the registered holder to purchase from the Company one one-thousandth of a share of a new Series A Participating Preferred Stock, par value $.01 per share (the “Preferred Stock”) of the Company at a price of $235 per one one-thousandth of a share of Preferred Stock (the “Purchase Price”), subject to adjustment. The description and terms of the Rights, including a copy of the Certificate of Designations with respect to the Preferred Stock filed with the Delaware Secretary of State, are set forth in the Second Amended and Restated Rights Agreement.

Until the earlier to occur of (i) 10 days following a public announcement that a person or group of affiliated or associated persons (an “Acquiring Person”) has acquired beneficial ownership of (a) 15% or more of the shares of Common Stock then outstanding (or, if such person is an Institutional Investor (as defined below), 18.5% or more of the shares of Common Stock then outstanding) or (ii) 10 business days (or such later date as may be determined by action of the Board of Directors prior to such time as any person or group of affiliated persons becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of (a) shares of Common Stock aggregating 15% or more of the shares of Common Stock then outstanding (or, if such person is an Institutional Investor, 18.5% or more of the shares of Common Stock then outstanding) (the earlier of such dates being called the “Distribution Date”), the Rights will be evidenced, (x) with respect to any shares of Common Stock represented by certificates or ownership statements (“Ownership Statements”) issued with respect to uncertificated shares of Original Common Stock outstanding as of the Record Date, by such certificate or Ownership Statement together with a copy of the summary of rights distributed in connection with the original dividend of Class A Rights, (y) with respect to any shares of Common Stock represented by certificates or Ownership Statements for Original Common Stock that were issued after the Record Date, by such certificate or Ownership Statement which shall have impressed thereon, printed thereon, written thereon or otherwise affixed thereto the applicable legend set forth in the Original Rights Agreement and (z) with respect to any of the shares of Common Stock represented by certificates or Ownership Statements for Common Stock issued at or after the Effective Time, by such certificate or Ownership Statement which shall have impressed thereon, printed thereon, written thereon or otherwise affixed thereto the legend set forth in the Second Amended and Restated Rights Agreement.

“Institutional Investor” shall mean a person who (i) is the beneficial owner of Common Stock and either (a) has a Schedule 13G on file with the Securities and Exchange Commission pursuant to the requirements of Rule 13d-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with respect to such holdings, or (b) has a Schedule 13D on file with the Securities and Exchange Commission and either has stated in its filing that it has no plan or proposal that relates to or would result in any of the actions or events set forth in Item 4 of Schedule 13D or otherwise has no intent to seek control of the Company or has certified to the Company that it has no such plan, proposal or intent (other than by voting the shares of Common Stock over which such person has voting power); (ii) (a) is principally engaged in the business of managing investment funds for unaffiliated securities investors and, as part of such person’s duties as agent for fully managed accounts, holds or exercises voting or dispositive power over shares of Common Stock and (b) acquires beneficial ownership of shares of Common Stock pursuant to trading activities undertaken in the ordinary course of such person’s business and not with the purpose nor the effect, either alone or in concert with any person, of exercising the power to direct or cause the direction of the management and policies of the Company or of otherwise changing or influencing the control of the Company, nor in connection with or as a participant in any transaction having such purpose or effect, including any transaction subject to Rule 13d-3(b) of the Exchange Act; and (iii)(a) in the case of clause (i)(a) only, is a person included in Rule 13d-1(b)(ii) of the Exchange Act, such person is not obligated to, and does not, file a Schedule 13D with respect to the securities of the Company and (b) in the case of clause (i)(b) only, does not amend either its Schedule 13D on file or its certification to the Company in a manner inconsistent with its representation that it has no plan or proposal that relates to or would result in any of the actions or events set forth in Item 4 of Schedule 13D or otherwise has no intent to seek control of the Company (other than by voting the shares of Common Stock over which such person has voting power).

The Second Amended and Restated Rights Agreement provides that, until the Distribution Date (or earlier redemption or expiration of the Rights), the Rights will be transferred with and only with the Common Stock. Until the Distribution Date (or earlier redemption or expiration of the Rights), new certificates or Ownership Statements representing shares of Common Stock issued upon transfer or new issuances of Common Stock will have impressed thereon, printed thereon, written thereon or otherwise affixed thereto the legend set forth in the Second Amended and Restated Rights Agreement. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for shares of Common Stock, or the transfer of any shares of Common Stock represented by an Ownership Statement, will also, except as otherwise provided, constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificate or Ownership Statement. As soon as practicable following the Distribution Date, certificates evidencing the Rights (the “Right Certificates”) will be mailed to holders of record of Common Stock as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights; provided that all fractional Rights that a holder of Rights would otherwise be entitled to receive shall be aggregated and if a fractional Right results from such aggregation, such holder shall be entitled to receive, in lieu thereof, an amount in cash calculated as set forth in the Second Amended and Restated Rights Agreement.

The Rights are not exercisable until the Distribution Date. The Rights will expire no later than November 6, 2010 (the “Final Expiration Date”), unless the Final Expiration Date is amended or unless the Rights are earlier redeemed or exchanged by the Company, in each case as described below.

The applicable Purchase Price payable, and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) upon the grant to holders of Preferred Stock of certain rights or warrants to subscribe for or purchase Preferred Stock at a price, or securities convertible into Preferred Stock with a conversion price, less than the then-current market price of the Preferred Stock or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends or dividends payable in Preferred Stock) or of subscription rights or warrants (other than those referred to above).

The number of outstanding Rights is also subject to adjustment in the event of a stock split of the Common Stock or a stock dividend on the Common Stock payable in shares of Common Stock or subdivisions, consolidations or combinations of the Common Stock occurring, in any such case, prior to the Distribution Date.

Shares of Preferred Stock purchasable upon exercise of the Rights will not be redeemable. Each share of Preferred Stock will be entitled, when, as and if declared, to a minimum preferential quarterly dividend payment of $1.00 per share but will be entitled to an aggregate dividend of 1,000 times the dividend declared per share of Common Stock. In the event of liquidation, the holders of Preferred Stock will be entitled to a minimum preferential liquidation payment equal to the greater of (i) $1,000 per share (plus any accrued but unpaid dividends) and (ii) an aggregate payment of 1,000 times the payment made per share of Common Stock. Each share of Preferred Stock will have 1,000 times the number of votes as each share of Common Stock with respect to matters the holders of Common Stock are entitled to vote, which shall be voted together with the Common Stock. Finally, in the event of any merger, consolidation or other transaction in which shares of Common Stock are converted or exchanged, each share of Preferred Stock will be entitled to receive 1,000 times the amount received per share of Common Stock. These rights are protected by customary antidilution provisions.

Because of the nature of the Preferred Stock’s dividend and liquidation rights, the value of the one one-thousandth interest in a share of Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.

In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, each holder of a Right, other than Rights beneficially owned by the Acquiring Person or any affiliate or associate of the Acquiring Person or certain other transferees (which will thereupon become void), will thereafter have the right to receive upon exercise of a Right at the then current exercise price of the Right, that number of shares of Common Stock or that number of one one-thousandths of a share of Preferred Stock, having a market value of two times the exercise price of the Right.

In the event that, after a person or group has become an Acquiring Person, the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold, proper provision will be made so that each holder of a Right (other than Rights beneficially owned by an Acquiring Person or any affiliate or associate of the Acquiring Person or certain other transferees which will have become void) will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the person with whom the Company has engaged in the foregoing transaction (or its parent), which number of shares at the time of such transaction will have a market value of two times the exercise price of the Right.

At any time after any person or group becomes an Acquiring Person and prior to the acquisition by such person or group of 50% or more of the outstanding shares of Common Stock or the occurrence of an event described in the prior paragraph, the Board of Directors of the Company may exchange the Rights (other than Rights owned by such person or group which will have become void), in whole or in part, at an exchange ratio of one share of Common Stock or one one-thousandth of a share of the applicable series of Preferred Stock (in each case, subject to adjustment) per one-half of one Right.

With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional shares of Preferred Stock will be issued (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts) and in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Stock (determined as set forth in the Second Amended and Restated Rights Agreement) on the last trading day prior to the date of exercise.

At any time prior to the time an Acquiring Person becomes such, the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a price of $.01 per Right (the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

For so long as the Rights are then redeemable, the Company may, except with respect to the redemption price, amend the Rights in any manner. After the Rights are no longer redeemable, the Company may, except with respect to the redemption price, amend the Rights in any manner that does not adversely affect the interests of holders of the Rights.

Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

At the Effective Time, each Class A Right and each Class B Right (or one-half right) expired and ceased to represent any of the rights provided for under the Original Rights Agreement.

The Second Amended and Restated Rights Agreement is incorporated by reference as Exhibit 4.1. The foregoing summary description of the Second Amended and Restated Rights Agreement is qualified in its entirety by reference to such exhibit.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As a result of the Merger, as of May 25, 2005, the Company’s Class B Common Stock will no longer be listed on the New York Stock Exchange and the Company’s Common Stock will trade under the symbol “CW”.

Item 3.03 Material Modification to Rights of Security Holders.

On May 19, 2005, at the Annual Meeting of Stockholders (the “Annual Meeting”), the stockholders of the Company approved (i) the Merger of the Company with Merger Sub, its wholly owned subsidiary, pursuant to which all outstanding shares of Original Common Stock and Class B Common Stock were converted into shares of Common Stock and (ii) an increase in the number of shares of authorized Common Stock. On May 24, 2005, pursuant to the terms of the Merger Agreement, the Company filed with the Delaware Secretary of State a Certificate of Merger pursuant to which Merger Sub was merged with and into the Company, with the Company as the surviving corporation, and the shares of Original Common Stock and Class B Common Stock were exchanged on a one-for-one basis for shares of Common Stock. Holders of Class B Common Stock will receive written instructions on how to exchange Class B Common Stock certificates for certificates representing an equal number of shares of Common Stock. Holders of Original Common Stock will not need to exchange their stock certificates as a result of the transaction.

In connection with the Merger our Restated Certificate of Incorporation was amended and restated to incorporate changes related to the combination of our two classes of stock, including: (i) the elimination of references to the Class B Common Stock, (ii) the authorization of 100,000,000 shares of Common Stock, which includes the total number of authorized shares of Original Common Stock and Class B Common Stock combined, plus an additional 55,000,000 shares of common stock and (iii) certain other changes related to the elimination of the Class B Common Stock, including the elimination of the special voting power of the holders of the Class B Common Stock with respect to election of at least 80% of the members of the Board of Directors and the special voting power of the holders of the Original Common Stock with respect to separate election of at least one member of the Board of Directors. Under the Restated Certificate of Incorporation in effect from and after the Effective Time, all holders of Common Stock are entitled to elect all of the members of the Board of Directors and the directors of the Company are no longer designated as Common Stock Directors and Class B Directors. Our current directors elected at the Annual Meeting will serve as Directors of the Company until their successors are duly elected by holders of Common Stock at the next annual meeting. Curtiss-Wright’s By-laws were also amended in connection with the Merger to make technical changes to conform to changes in Delaware law and best practices.

In anticipation of the Merger, the Company filed with the Delaware Secretary of State a Certificate of Correction and Certificate of Elimination to its Restated Certificate of Incorporation to eliminate the Original Series A Preferred Stock and the Series B Preferred Stock associated with the Class A and Class B Rights, respectively.

In addition, in connection with the issuance of the Common Stock, the Company entered into the Second Amended and Restated Rights Agreement to incorporate modifications necessary to reflect the new single-class capital structure, and pursuant to which the Company issued one-half of one Right with each share of Common Stock issued in the Merger to replace the existing Class A Rights and Class B Rights (or one-half rights) associated with each share of Original Common Stock and Class B Common Stock, respectively, which expired at the Effective Time. The description and terms of the Rights are set forth in the Second Amended and Restated Rights Agreement and described in Item 1.01.

A copy of the Restated Certificate of Incorporation, Amended and Restated By-laws, Second Amended and Restated Rights Agreement and the press releases announcing the approval of the recapitalization and share increase proposals and the merger are filed and incorporated as exhibits hereto. Such exhibits are incorporated by reference into this Item 3.03 and the foregoing description is qualified in its entirety by reference to such exhibits.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

See Item 1.01 and Item 3.03.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

3.1	Restated Certificate of Incorporation of the Company (incorporated by reference to the Registrant’s Registration Statement on Form 8-A/A filed May 24, 2005)
3.2	Amended and Restated Bylaws of the Company (incorporated by reference to the Registrant’s Registration Statement on Form 8-A/A filed May 24, 2005)
4.1	Form of stock certificate for Common Stock (incorporated by reference to the Registrant’s Registration Statement on Form 8-A/A filed May 24, 2005)
4.2	Second Amended and Restated Rights Agreement, dated as of May 24, 2005, between the Company and American Stock Transfer & Trust Company, as Rights Agent, which includes the form of Certificate of Designations with respect to the Series A Participating Preferred Stock as Exhibit A and the form of Right Certificate as Exhibit B (incorporated by reference to the Registrant’s Registration Statement on Form 8-A/A filed May 24, 2005)
99.1	Press release of Curtiss-Wright Corporation, dated May 19, 2005
99.2	Press release of Curtiss-Wright Corporation, dated May 25, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: May 25, 2005	CURTISS-WRIGHT CORPORATION
	By:	/s/ Glenn E. Tynan
		Name:	Glenn E. Tynan
		Title:	Vice President – Finance, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

3.1	Restated Certificate of Incorporation of the Company (incorporated by reference to the Registrant’s Registration Statement on Form 8-A/A filed May 24, 2005)
3.2	Amended and Restated Bylaws of the Company (incorporated by reference to the Registrant’s Registration Statement on Form 8-A/A filed May 24, 2005)
4.1	Form of stock certificate for Common Stock (incorporated by reference to the Registrant’s Registration Statement on Form 8-A/A filed May 24, 2005)
4.2

Second Amended and Restated Rights Agreement, dated as of May 24, 2005, between the Company and American Stock Transfer & Trust Company, as Rights Agent, which includes the form of Certificate of Designations with respect to the Series A Participating Preferred Stock as Exhibit A and the form of Right Certificate as Exhibit B (incorporated by reference to the Registrant’s Registration Statement on Form 8-A/A filed May 24, 2005)

99.1	Press release of Curtiss-Wright Corporation, dated May 19, 2005
99.2	Press release of Curtiss-Wright Corporation, dated May 25, 2005